Calculation of Filing Fee Tables
S-3
DUCOMMUN INC /DE/
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Debt	Debt Securities	457(r)				0.0001381
Fees to be Paid	2	Equity	Common stock, par value $0.01 per share	457(r)				0.0001381
Fees to be Paid	3	Equity	Preferred stock, par value $0.01 per share	457(r)				0.0001381
Fees to be Paid	4	Other	Depositary Shares	457(r)				0.0001381
Fees to be Paid	5	Other	Warrants	457(r)				0.0001381
Fees to be Paid	6	Other	Stock Purchase Contracts	457(r)				0.0001381
Fees to be Paid	7	Other	Stock Purchase Units	457(r)				0.0001381
Fees to be Paid	8	Other	Units	457(r)				0.0001381
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities		Debt	Debt Securities	415(a)(6)						S-3	333-268218	11/17/2022
Carry Forward Securities		Equity	Common stock, par value $0.01 per share	415(a)(6)						S-3	333-268218	11/17/2022
Carry Forward Securities		Equity	Preferred stock, par value $0.01 per share	415(a)(6)						S-3	333-268218	11/17/2022
Carry Forward Securities		Other	Depositary Shares	415(a)(6)						S-3	333-268218	11/17/2022
Carry Forward Securities		Other	Warrants	415(a)(6)						S-3	333-268218	11/17/2022
Carry Forward Securities		Other	Stock Purchase Contracts	415(a)(6)						S-3	333-268218	11/17/2022
Carry Forward Securities		Other	Stock Purchase Units	415(a)(6)						S-3	333-268218	11/17/2022
Carry Forward Securities		Other	Units	415(a)(6)						S-3	333-268218	11/17/2022
Carry Forward Securities	9	Unallocated (Universal) Shelf		415(a)(6)			$ 208,000,000.00			S-3	333-268218	11/17/2022	$ 26,998.00
			Total Offering Amounts:				$ 208,000,000.00		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	(1) Omitted pursuant to Form S-3 General Instruction II.E. An unspecified number or amount of securities is being registered as may be issued from time to time at indeterminate prices. Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued hereunder as a result of stock splits, stock dividends or similar transactions. (2) In reliance on and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of the registration fee, except for $26,998 that has already been paid with respect to $208,000,000 aggregate amount of securities that were previously registered pursuant to a registration statement on Form S-3 (File No. 333-268218) which were not sold thereunder and which the Registrant is carrying forward to this Registration Statement pursuant to Rule 415(a)(6) under the Securities Act. Registration fees will be paid subsequently on a "pay as you go" basis. The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment.

[2]	(1) Omitted pursuant to Form S-3 General Instruction II.E. An unspecified number or amount of securities is being registered as may be issued from time to time at indeterminate prices. Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued hereunder as a result of stock splits, stock dividends or similar transactions. (2) In reliance on and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of the registration fee, except for $26,998 that has already been paid with respect to $208,000,000 aggregate amount of securities that were previously registered pursuant to a registration statement on Form S-3 (File No. 333-268218) which were not sold thereunder and which the Registrant is carrying forward to this Registration Statement pursuant to Rule 415(a)(6) under the Securities Act. Registration fees will be paid subsequently on a "pay as you go" basis. The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment.

[3]	(1) Omitted pursuant to Form S-3 General Instruction II.E. An unspecified number or amount of securities is being registered as may be issued from time to time at indeterminate prices. Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued hereunder as a result of stock splits, stock dividends or similar transactions. (2) In reliance on and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of the registration fee, except for $26,998 that has already been paid with respect to $208,000,000 aggregate amount of securities that were previously registered pursuant to a registration statement on Form S-3 (File No. 333-268218) which were not sold thereunder and which the Registrant is carrying forward to this Registration Statement pursuant to Rule 415(a)(6) under the Securities Act. Registration fees will be paid subsequently on a "pay as you go" basis. The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment.

[4]	(1) Omitted pursuant to Form S-3 General Instruction II.E. An unspecified number or amount of securities is being registered as may be issued from time to time at indeterminate prices. Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued hereunder as a result of stock splits, stock dividends or similar transactions. (2) In reliance on and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of the registration fee, except for $26,998 that has already been paid with respect to $208,000,000 aggregate amount of securities that were previously registered pursuant to a registration statement on Form S-3 (File No. 333-268218) which were not sold thereunder and which the Registrant is carrying forward to this Registration Statement pursuant to Rule 415(a)(6) under the Securities Act. Registration fees will be paid subsequently on a "pay as you go" basis. The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment.

[5]	(1) Omitted pursuant to Form S-3 General Instruction II.E. An unspecified number or amount of securities is being registered as may be issued from time to time at indeterminate prices. Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued hereunder as a result of stock splits, stock dividends or similar transactions. (2) In reliance on and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of the registration fee, except for $26,998 that has already been paid with respect to $208,000,000 aggregate amount of securities that were previously registered pursuant to a registration statement on Form S-3 (File No. 333-268218) which were not sold thereunder and which the Registrant is carrying forward to this Registration Statement pursuant to Rule 415(a)(6) under the Securities Act. Registration fees will be paid subsequently on a "pay as you go" basis. The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment.

[6]	(1) Omitted pursuant to Form S-3 General Instruction II.E. An unspecified number or amount of securities is being registered as may be issued from time to time at indeterminate prices. Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued hereunder as a result of stock splits, stock dividends or similar transactions. (2) In reliance on and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of the registration fee, except for $26,998 that has already been paid with respect to $208,000,000 aggregate amount of securities that were previously registered pursuant to a registration statement on Form S-3 (File No. 333-268218) which were not sold thereunder and which the Registrant is carrying forward to this Registration Statement pursuant to Rule 415(a)(6) under the Securities Act. Registration fees will be paid subsequently on a "pay as you go" basis. The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment.

[7]	(1) Omitted pursuant to Form S-3 General Instruction II.E. An unspecified number or amount of securities is being registered as may be issued from time to time at indeterminate prices. Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued hereunder as a result of stock splits, stock dividends or similar transactions. (2) In reliance on and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of the registration fee, except for $26,998 that has already been paid with respect to $208,000,000 aggregate amount of securities that were previously registered pursuant to a registration statement on Form S-3 (File No. 333-268218) which were not sold thereunder and which the Registrant is carrying forward to this Registration Statement pursuant to Rule 415(a)(6) under the Securities Act. Registration fees will be paid subsequently on a "pay as you go" basis. The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment.

[8]	(1) Omitted pursuant to Form S-3 General Instruction II.E. An unspecified number or amount of securities is being registered as may be issued from time to time at indeterminate prices. Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued hereunder as a result of stock splits, stock dividends or similar transactions. (2) In reliance on and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of the registration fee, except for $26,998 that has already been paid with respect to $208,000,000 aggregate amount of securities that were previously registered pursuant to a registration statement on Form S-3 (File No. 333-268218) which were not sold thereunder and which the Registrant is carrying forward to this Registration Statement pursuant to Rule 415(a)(6) under the Securities Act. Registration fees will be paid subsequently on a "pay as you go" basis. The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment.

[9]	(1) Omitted pursuant to Form S-3 General Instruction II.E. An unspecified number or amount of securities is being registered as may be issued from time to time at indeterminate prices. Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers any additional securities that may be offered or issued hereunder as a result of stock splits, stock dividends or similar transactions. (2) In reliance on and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of the registration fee, except for $26,998 that has already been paid with respect to $208,000,000 aggregate amount of securities that were previously registered pursuant to a registration statement on Form S-3 (File No. 333-268218) which were not sold thereunder and which the Registrant is carrying forward to this Registration Statement pursuant to Rule 415(a)(6) under the Securities Act. Registration fees will be paid subsequently on a "pay as you go" basis. The Registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (3) The Registrant previously filed its registration statement on Form S-3 (File No. 333-268218) (the "Prior Registration Statement") relating to the offer and sale of up to an aggregate of $300,000,000 of any combination of the securities described in the Prior Registration Statement, for which a filing fee of $38,940 was paid. Pursuant to Rule 415(a)(6) of the Securities Act, this Registration Statement includes $208,000,000 aggregate amount of the unsold securities that had previously been registered under the Prior Registration Statement (the "Unsold Securities"). Pursuant to Rule 415(a)(6), the Registrant is carrying forward to this Registration Statement the Unsold Securities and the filing fees previously paid in connection with the Unsold Securities will continue to be applied to the Unsold Securities that are being carried forward to this Registration Statement. The Registrant expects to offset all of part of any registration fee due under this Registration Statement by the available fee offset of $26,998 with respect to the Unsold Securities and to carry forward to this Registration Statement the remaining portion of the Unsold Securities pursuant to Rule 415(a)(6) under the Securities Act. Pursuant to Rule 415(a)(6), the offering of the Unsold Securities registered under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this Registration Statement.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Table 3: Combined Prospectuses	☑Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A